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Exhibit 21.1

FLUOR CORPORATION SUBSIDIARIES(1)

        [Note: Roman numerals below denote the level of the subsidiary. For example, "I" represents a first tier subsidiary of Fluor Corporation; "II" represents a second tier subsidiary, etc.]

Subsidiary Name	Percent Holding	Organized Under Laws Of
I American Equipment Company, Inc.	100.0000	South Carolina
II AMECO PANAMA S.A.	100.0000	Panama
II AMECO Services Inc.	100.0000	Delaware
II United Rentals Industrial Services LLC	50.0000	Delaware
II AMECO COLOMBIA S.A.S.	100.0000	Colombia
II Ameco Services, S. de R.L. de C.V.	72.6016	Mexico
II American Construction Equipment Company, Inc.	100.0000	California
III AMECO Holdings, Inc.	100.0000	California
IV AMECO Caribbean, Inc.	100.0000	California
V Ameco Inc.	100.0000	Saint Lucia
IV Ameco Equipment Services, Inc.	100.0000	Mauritius
V Servitrade — Servicos, Investimento y Trading Limitada	99.0000	Mozambique
IV Ameco Mexico Administracion y Servicios, S. de R.L. de C.V.	0.2000	Mexico
IV AMECO Project Services, Inc.	100.0000	Philippines
IV Ameco Pty Ltd.	100.0000	Australia
IV Ameco Services, S. de R.L. de C.V.	3.0992	Mexico
IV Maquinaria Ameco Guatemala, Limitada	80.0000	Guatemala
IV Servitrade — Servicos, Investimento y Trading Limitada	1.0000	Mozambique
III Ameco Mexico Administracion y Servicios, S. de R.L. de C.V	99.8000	Mexico
III Ameco Services, S. de R.L. de C.V.	24.2992	Mexico
II Palmetto Seed Capital Ltd. Partnership	7.3529	South Carolina
I Fluor Constructors International, Inc.	100.0000	California
II Fluor Constructors Canada Ltd.	100.0000	New Brunswick
III SSLP/FCCL JV	50.0000	Canada
II Fluor Management and Technical Services, Inc.	100.0000	California
II Servicios de Construccion del Pacifico, Inc.	100.0000	Delaware
I Fluor Enterprises, Inc.	100.0000	California
II 202 Maintenance Services, LLC	50.00000	Delaware
II American Bridge/Fluor Enterprises Inc A Joint Venture	50.0000	California
II Bellefonte Construction Services LLC	65.0000	Delaware
II Brady-Fluor, LLC	49.0000	Delaware
II Connect 202 Partners, LLC	38.0000	Delaware
II Cavendish Fluor Partnership Limited	35.0000	England
II Contingent Mission Sustainment, Inc.	100.0000	Delaware
II Cascadia Monorail Company LLC	100.0000	Delaware
II Cibolo Creek Infrastructure Joint Venture	55.0000	Texas (JV)
II Fluor Industrial Construction Corp.	100.0000	New Brunswick
III 684033 N.B Ltd.	100.0000	New Brunswick
III ConOps Construction Ltd	100.0000	New Brunswick
III Pro-V/ConOps JV	50.0000	Canada
II Colorado River Constructors JV	50.0000	Texas (JV)
II Daniel International Corporation	100.0000	South Carolina
III Greenville RP Associates, LLC	50.0000	South Carolina
III Fluor Daniel Engineering, Inc.	100.0000	Ohio
III Fluor Management Company L.P.	46.0676	Delaware
IV Greenville RP Associates, LLC	50.0000	South Carolina

Subsidiary Name	Percent Holding	Organized Under Laws Of
II DAX Industries, Inc.	5.0000	Texas
II Dean / Fluor, LLC	50.0000	Delaware
II Denver Transit Holdings, LLC	10.0000	Delaware
III Denver Transit Partners, LLC	100.0000	Delaware
II Denver Transit Operators, LLC	33.3333	Delaware
II Denver Transit Systems, LLC	50.0000	Delaware
II Denver Transit Constructors, LLC	40.0000	Delaware
II Duke/Fluor Daniel	49.9999	North Carolina
II Efdee Connecticut Architects, Inc.	100.0000	Connecticut
III Industrial Services France SAS	100.0000	France
II Efdee Engineering Professional Corporation	100.0000	North Carolina
II Efdee Mississippi Architects, A Professional Corporation	100.0000	Mississippi
II Efdee New York Engineers & Architects P.C.	100.0000	New York
II FHdB, LLC	100.0000	Texas
III Fluor Brasil Servicos de Engenharia Ltda	99.0000	Brazil
II Encee Architecture Services, P.C.	100.0000	North Carolina
II ESSI, LLC	33.3333	Delaware
III ESSI Limited	100.0000	England
II Evergreen Equipment and Personnel Leasing, Inc.	100.0000	Rhode Island
II FCI/Fluor/Parsons, a Joint Venture	30.0000	California
II FD Architects & Engineers Corporation	100.0000	New Jersey
II FDEE Consulting, Inc.	100.0000	California
II FDHM, Inc.	100.0000	California
II Fluor-Brady, LLC	50.0000	Delaware
II Fluor (Nigeria) Limited	100.0000	Nigeria
II Fluor A&E Services, Inc.	100.0000	California
II Fluor Alaska, Inc.	100.0000	Alaska
II Fluor Americas, Inc.	100.0000	California
II Fluor Australia Pty Ltd	100.0000	Australia
III Giovenco Industries (AUST) Pty Limited	100.0000	Australia
IV Giovenco Industrial Services Pty Ltd	100.0000	Australia
IV Giovenco/Insulations International JV Pty Ltd	100.0000	Australia
IV Giovenco/Insultations International JV Unit Trust	100.0000	Australia
IV MGJV Pty Ltd	30.0000	Australia
III Gladstone Pressure Welders Pty Ltd	100.0000	Australia
III Fluor Construction Services Pty Ltd.	100.0000	Australia
III Fluor Global Services Australia Pty Ltd	100.0000	Australia
III Fluor Power Services Pty Ltd	100.0000	Australia
III Fluor Rail Services Pty Ltd	100.0000	Australia
III Fluor-SKM Iron Ore Joint Venture	55.0000	Australia
III Karratha Engineering Services Pty Ltd	100.0000	Australia
III PT Signet Indonesia	10.0000	Indonesia
III Signet Holdings Pty Ltd	100.0000	Australia
IV PT Signet Indonesia	90.0000	Indonesia
IV Signet Engineering Pty Ltd	100.0000	Australia
III Stork Technical Services Holding Australia Pty Ltd	100.0000	Australia
IV Giovenco Industries (AUST) Trust	100.0000	Australia
IV Stork Technical Services Australia Pty Ltd	100.0000	Australia
III TRS Staffing Solutions (Australia) Pty Ltd	100.0000	Australia
III WorleyParsons Fluor Joint Venture	50.0000	Australia
II Fluor BC Ltd	100.0000	New Brunswick

Subsidiary Name	Percent Holding	Organized Under Laws Of
III JGC Fluor Kitimat LNG Project JV	50.0000	Alberta
II Fluor Boke, Inc.	100.0000	Delaware
II Fluor Brasil Servicos de Engenharia Ltda	1.0000	Brazil
II Fluor Canada Ltd.	100.0000	New Brunswick
III B.C. Mining Joint Venture	50.0000	Canada
III Fluor BNA Holdco Inc.	100.0000	New Brunswick
IV Fluor BNA GP Inc.	100.0000	New Brunswick
III Fluor Daniel International Services Inc.	10.0000	Barbados
III Fluor Engineering Solutions Ltd.	100.0000	New Brunswick
III Fluor WEP Holdings Inc.	100.0000	New Brunswick
IV Windsor Essex Mobility Group GP	33.3333	Canada
III Parkway Infrastructure Constructors	33.3333	Canada
III TRS Staffing Solutions (Canada) Inc.	100.0000	Canada
III Wright Engineers (Chile) Limitada	100.0000	Chile
III Wright Engineers Limitada Peru	35.0000	Peru
II Fluor Cebu, Inc.	100.0000	Philippines
II Fluor Chile, Inc.	100.0000	California
III Ameco Chile S.A.	0.0450	Chile
III Fluor Chile Ingenieria y Construccion S.A.	99.0000	Chile
IV CEJV Ingeniería Y Construcción Limitada	50.0000	Chile
IV Fluor Techint SRL Construccion y Servicios Limitada	50.0000	Chile
III Ingenieria y Construcciones Fluor Daniel Chile Limitada	99.1000	Chile
II Fluor Colombia Limited	100.0000	Delaware
II Fluor ConOps Limited	100.0000	Guernsey
II Fluor Daniel (Japan) Inc.	100.0000	Japan
II Fluor Daniel (Malaysia) Sdn. Bhd.	100.0000	Malaysia
III Technip-Fluor JV	49.0000	Malaysia
II Fluor Daniel Brasil, Ltda.	99.9997	Brazil
III CFPS ENGENHARIA E PROJETOS S.A.	50.0000	Brazil
II Fluor Daniel Caribbean, Inc.	100.0000	Delaware
III Fluor Craft Services, Inc.	100.0000	South Carolina
III Fluor Daniel International (Malaysia) Sdn. Bhd.	100.0000	Malaysia
III Fluor Daniel Maintenance Services, Inc.	100.0000	Delaware
III Fluor Daniel Services Corporation	100.0000	Delaware
III Fluor Facility & Plant Services, Inc.	100.0000	South Carolina
II Fluor Daniel China, Inc.	100.0000	California
II Fluor Daniel China Services, Inc.	100.0000	California
II Fluor Daniel China Technology, Inc.	100.0000	California
II Fluor Daniel Coal Services International, Inc.	100.0000	Delaware
III Duke/Fluor Daniel International	49.9999	Nevada
IV Duke/Fluor Daniel Caribbean, S.E.	99.0000	Puerto Rico
III Duke/Fluor Daniel LLC	49.9999	Nevada
II Fluor Daniel Construction Company	100.0000	California
II Fluor Daniel Development Corporation	100.0000	California
III Crown Energy Company	100.0000	New Jersey
III Fluor Daniel Modesto, Inc.	100.0000	California
IV Fluor Services LLC	99.0000	Oman
IV Wilmore/Fluor Modesto LLC	50.0000	California
III FBT Services, Inc.	100.0000	California
II Fluor Daniel Eastern, Inc.	100.0000	California
III Fluor Kazakhstan LLC	100.0000	Delaware

Subsidiary Name	Percent Holding	Organized Under Laws Of
III P.T. Fluor Daniel Indonesia	80.0000	Indonesia
IV PT. MITRA BERSAMA ENGINEERING	99.0000	Indonesia
V. PT Singgar Mulia	25.0000	Indonesia
II Fluor Daniel Engineers & Constructors, Inc.	100.0000	Delaware
III Fluor (China) Engineering and Construction Co. Ltd.	100.0000	P.R.C.
II Fluor Daniel Engineers & Constructors, Ltd.	100.0000	California
III CGF Projects Ghana Limited	51.0000	Ghana
III Technip-Fluor JV (owned by FDE&CL Singapore branch)	49.0000	Singapore
II Fluor Daniel Engineers & Consultants Ltd.	100.0000	Mauritius
III JGC — Fluor Mocambique, Lda	50.0000	Mozambique
III Fluor Daniel India Private Limited	80.0000	India
III Fluor Mocambique, Limitada	99.0000	Mozambique
II Fluor Mining and Metals France, Inc..	100.0000	Delaware
II Fluor Daniel Espana, S.A.	100.0000	California
III Fluor Arabia Limited	50.0000	Saudi Arabia
IV WorleyParsons Arabia Limited Fluor Arabia Limited Joint Venture	50.0000	Saudi Arabia
II Fluor Daniel Eurasia, Inc.	100.0000	California
III Arctic Neftegas Stroi, LLC	50.0000	Russia
III Sakhalin Neftegas Technology	50.0000	Russia
II Fluor Europe B.V.	100.0000	Netherlands
III AG&P Fluor Joint Venture Company, Inc	50.0000	Philippines
III Fluor B.V.	100.0000	Netherlands
IV Stork Holding B.V.	100.0000	Netherlands
V Stork B.V.	100.0000	Netherlands
VI Koninklijke Machinefabriek Stork B.V.	100.0000	Netherlands
VI SFS 007.298.633 Pty Limited	100.0000	Australia
VI Stork Facilities Deutschland GmbH	100.0000	Germany
VI Stork Friesland B.V.	100.0000	Netherlands
VII Stork Espaqfe S.A.	51.0000	Argentina
VI Stork Plastic Machinery B.V.	20.5200	Netherlands
VI Stork Technical Services Group B.V.	100.0000	Netherlands
VII Stork Technical Services HOLDCO B.V.	100.000	Netherlands
VIII Stork TS Holdings Limited	50.0000	United Kingdom
IX Stork TS UK Limited	100.0000	United Kingdom
X AAR 2007 Limited	100.0000	United Kingdom
XI Stork Technical Services (Holdings) Limited	50.0000	United Kingdom
XII Stork Technical Services (RBG) Limited	100.0000	United Kingdom
XIII RBG Kazakhstan LLP	100.0000	Kazakhstan
XIII Stork International Limited	100.0000	United Kingdom
XIII Stork Technical Services International Limited	100.0000	United Kingdom
XIV Elgin RBG (Pty) Limited	50.0000	Namibia
XIVStork Technical Services International South Africa	100.0000	South Africa
XIV Stork Technical Services Norway AS	100.0000	Norway
XIV Stork Technical Services Trinidad and Tobago Ltd	8.9700	Trinidad

Subsidiary Name	Percent Holding	Organized Under Laws Of
XV STD Maintenance Management Group Limited	100.0000	Trinidad
XIII Stork Technical Services Trinidad and Tobago Ltd	91.0300	Trinidad
XIV SDT Maintenance Management Group Limited	100.0000	Trinidad
XIV Stork Elecon Ltd	100.0000	Trinidad
X Stork Technical Services (Holdings) Limited	50.0000	United Kingdom
VIII Stork Technical Services Holding B.V.	100.0000	Netherlands
IX Cooperheat Franchising B.V.	100.0000	Netherlands
X Cooperheat Saudi Arabia Company Ltd	75.0000	Saudi Arabia
X Stork Technical Services New Zealand Limited	100.0000	New Zealand
IX Corrosion Inspection & Integrity Services Sdn Bhd	100.0000	Malaysia
IX EQIN B.V.	100.0000	Netherlands
X EQIN Industrial B.V.	100.0000	Netherlands
X EQIN N.V.	99.9750	Belgium
IX Stork Asset Management Consultancy B.V.	100.0000	Netherlands
IX Stork Caspian LLC	49.0000	Azerbaijan
IX Stork Gear & Services B.V.	100.0000	Netherlands
X Stork Gear & Services Asia Pte Ltd	100.0000	Singapore
IX Stork Mechanical Works and Maintenance Co. K.S.C.C.	17.0000	Kuwait
IX Stork German Holding GmbH	100.0000	Germany
X Stork Getriebe & Services GmbH	100.0000	Germany
X Stork Technical Services GmbH	100.0000	Germany
IX Stork Intellectual Property B.V.	100.0000	Netherlands
IX Stork International B.V.	100.0000	Netherlands
X EQIN N.V.	0.02500	Belgium
X Rash Inversiones 2007 S.L	100.0000	Spain
XI Stork Colombia S.A.S.	89.2300	Colombia
XII Mecanicos Asociados S.A.S.	100.0000	Colombia
XIII Asset Management Solutions S.A.S.	100.0000	Colombia
XIII Consorcio Generation P135 MASA-VEPICA	50.0000	Colombia
XIII Consorsio KGM JV	41.0000	Colombia
XIII Consorsio MASATEC POWER JV	50.0000	Colombia
XIII Consorcio Turnaround Alliance JV	30.0000	Colombia
XIII Consorsio Stork Y Masa JV	30.0000	Colombia
XIII Pipeline Maintenance Alliannce JV	70.0000	Colombia
XIII Stork Peru S.A.S.	99.9999	Peru
XIV Consorsio MSC JV	80.0000	Peru
XIV Consorsio Stork-TMI	50.0000	Peru
X Stork Colombia S.A.S	9.8800	Colombia
X Stork Mechanical Works and Maintenance Co. K.S.C.C	32.0000	Kuwait
X Stork Technical Services Belgium N.V.	0.0001	Belgium
X Stork Technical Services Sadaf LLC	99.9000	Azerbaijan
X Wescon (B) Snd Bhd	98.9800	Brunei
IX Stork Peru S.A.C.	0.0001	Peru
IX Stork Power Services B.V.	100.0000	Netherlands

Subsidiary Name	Percent Holding	Organized Under Laws Of
X Stork Power Services OOO	99.0000	Russia
X Stork Power Services USA Holding Inc.	100.0000	Delaware
XI Stork H&E Turbo Blading Inc.	100.0000	New York
XI Stork Technical Services USA Inc.	100.0000	Delaware
IX Stork Technical Services (STS) Ltd	100.0000	United Kingdom
X Cooperheat GmbH	100.0000	Germany
XI Thermoprozess Cooperheat GmbH	48.0000	Germany
IX Stork Technical Services Beheer B.V.	100.0000	Netherlands
IX Stork Technical Services Belgium N.V.	99.9999	Belgium
IX Stork Technical Services Malaysia Sdn. Bhd.	100.0000	Malaysia
IX Stork Nederland B.V.	100.0000	Netherlands
X AJS V.O.F.	37.50000	Netherlands
X DSC Maintenance V.O.F.	50.0000	Netherlands
X GLT-Plus V.O.F.	25.0000	Netherlands
X Istimewa Electrotechniek B.V.	100.0000	Netherlands
XI Bouwcombinatie Sluizen 4-5-6 V.O.F.	33.3333	Netherlands
XI Infra Combinatie Zuid-West	25.0000	Netherlands
XI Mourik Istimewa Combinatie V.O.F.	50.0000	Netherlands
X PRO (Realisatie Oefenplant) Vof	14.2800	Netherlands
X S-M V.O.F.	50.0000	Netherlands
X Stork Colombia S.A.S	0.0089	Colombia
IX Stork Technical Services Sadaf LLC	0.1000	Azerbaijan
IX Stork Technical Services Saudi Arabia Co.	55.0000	Saudi Arabia
IX Stork Technical Services UK Limited	100.0000	United Kingdom
IX Stork Thermeq B. V.	100.0000	Netherlands
X Stork Power Services OOO	1.0000	Russia
IX Stork TS Holdings Limited	50.0000	United Kingdom
IX Stork Turbo Blading B.V.	100.0000	Netherlands
IX Stork Turbo Service B V.	100.0000	Netherlands
X Stork Oryx Turbo Machinery Services LLC	49.0000	Qatar
IX Wescon International B.V.	100.0000	Netherlands
VI Wescon (B) Sdn Bhd	0.0200	Brunei
IV Fluor Consultants B.V.	100.0000	Netherlands
IV Fluor Infrastructure B.V.	100.0000	Netherlands
V Fluor A27/A1 B.V.	100.0000	Netherlands
VI 3Angle EPCM V.O.F.	100.0000	Netherlands
V 3Angle B.V.	33.3333	Netherlands
V Infraspeed Holdings B.V.	3.4800	Netherlands
V Poort van Den Bosch B.V.	10.0000	Netherlands
V Poort van Den Bosch V.O.F.	10.0000	Netherlands
V IXAS Zuid-Oost B.V.	25.0000	Netherlands
V IXAS Gaasperdammerweg B.V.	33.3333	Netherlands
IV TRS Staffing Solutions B.V.	100.0000	Netherlands
IV Fluor Kuwait KSC	49.0000	Kuwait
III Fluor Daniel E&C LLC	100.0000	Russia
IV Neftegasservis Limited	25.0000	Cyprus
III Fluor Eastern Services B.V.	100.0000	Netherlands
III Fluor Engineering N.V.	100.0000	Belgium
III Fluor Finance International B.V./S.a.r.l.	100.0000	Netherlands
III Fluor Island ehf.	100.0000	Iceland
III Fluor S.A.	100.0000	Poland

Subsidiary Name	Percent Holding	Organized Under Laws Of
III Fluor Spain Holding S. L.	4.0000	Spain
IV Fluor Plant Engineering, S.A.	100.0000	Spain
IV Technical Resource Solutions, S.L.	100.0000	Spain
III TRS Consultants JLT	100.0000	Dubai (Free Zone)
IV TRS Staffing Solutions Mozambique, Limitada	99.0000	Mozambique
II Fluor Daniel Global Limited	100.0000	Guernsey
III Fluor Daniel Global Services Limited	100.0000	Guernsey
II Fluor Daniel Holdings, Inc.	100.0000	California
III Fluor Central Asia LLP	99.0000	Kazakhstan
III Fluor Daniel Holdings (Botswana) (Pty) Limited	100.0000	Botswana
III Fluor Daniel Holdings Canada Inc.	100.0000	New Brunswick
IV Supreme Modular Fabrication Inc.	50.0000	New Brunswick
III Fluor Investments LLC	100.0000	Delaware
III Fluor Mocambique, Limitada	1.0000	Mozambique
III Fluor-Habboush International Limited	50.0000	Bermuda
III Fluor Services LLC	1.0000	Oman
III FWPJV Limited	50.0000	England
IV KPJV Limited	60.0000	England
III Najmat Al-Sabah for General Services Limited Liability Company, Private Company	100.0000	Iraq
III Qatar National Facility Services	49.0000	Qatar
II Fluor Daniel Illinois, Inc.	100.0000	Delaware
III Duke/Fluor Daniel	49.9999	North Carolina
III D/FD Operating Services LLC	49.9999	Delaware
II Fluor Daniel India, Inc.	100.0000	California
II Fluor Daniel International Services Inc.	90.0000	Barbados
II Fluor Daniel Latin America, Inc.	100.0000	California
III Grupo Empresarial Alvica, S.A.	80.0000	Venezuela
IV Grupo Alvica SCS	0.1000	Venezuela
III Servicios Cuyuni, E.T.T., C.A.	80.0000	Venezuela
II Fluor Daniel Mexico S.A.	100.0000	California
III ICA-Fluor Daniel, S. de R.L. de C.V.	49.0000	Mexico
IV ICA Fluor Servicios Gerenciales, S.A. de C.V.	98.0000	Mexico
V ICA Fluor Operaciones, S.A. de C.V.	0.0019	Mexico
V Etileno Contractors, S. de R. L. de C.V.	80.0000	Mexico
V ICA Fluor Petroquimica S.A. de C.V.	99.9886	Mexico
VI. Desarrolladora De Etileno, S. DE R. L. de C.V.	20.0000	Mexico
VI. Etileno Contractors, S.de R.L. de C.V.	20.0000	Mexico
VI. Etileno XXI Contractors SAPI	20.0000	Mexico
VI Etileno XXI Services B.V.	20.0000	Netherlands
IV ICA Fluor Servicios Operativos S.A. de C.V.	90.0000	Mexico
IV IF Proyectos, S.A.	100.0000	Panama
IV IFD Servicios de Ingenieria S.A. de C.V.	99.9669	Mexico
V ICA Fluor Servicios Gerenciales S.A. de C.V.	1.9993	Mexico
VI ICA Fluor Operaciones S.A. de C.V.	0.0019	Mexico
V ICA Fluor Servicios Operativos S.A. de C.V.	10.0000	Mexico
IV Industria Del Hierro S.A. de C.V.	99.9999	Mexico
V ICA Fluor Petroquimica S.A. de C.V.	0.0114	Mexico
III IFD Servicios de Ingenieria S.A. de C.V.	0.01655	Mexico
IV ICA Fluor Servicios Gerenciales S.A. de C.V.	0.0007	Mexico
V ICA Fluor Operaciones S.A. de C.V.	0.0001	Mexico

Subsidiary Name	Percent Holding	Organized Under Laws Of
IV.-Industria Del Hierro S.A. de C.V.	0.0001	Mexico
III TRS Staffing Solutions, S. de R.L. de C.V	0.2000	Mexico
III TRS International Group, S. de R.L. de C.V.	0.9540	Mexico
II Fluor Daniel Mining & Metals, Ltd.	100.0000	California
III Ameco Chile S.A.	99.955	Chile
III Empresa Constructora Fluor Salfa SGO Limitada	50.0000	Chile
III Fluor Chile Ingenieria y Construccion S.A.	1.0000	Chile
IV CEJV Ingeniería Y Construcción Limitada	50.0000	Chile
III Ingenieria y Construcciones Fluor Daniel Chile Limitada	0.9000	Chile
II Fluor Daniel Overseas, Inc.	100.0000	California
III PFD International LLC	50.0000	Delaware
II Fluor Daniel P.R.C., Ltd.	100.0000	California
II Fluor Daniel Pacific, Inc.	100.0000	California
III Fluor Daniel-AMEC Philippines, Inc.	50.0000	Philippines
II Fluor Daniel Pulp & Paper, Inc.	100.0000	California
II Fluor Daniel South America Limited	100.0000	California
III AMECO Peru S.R.L.	99.9500	Peru
II Fluor Daniel Technical Services, Inc.	100.0000	Texas
II Fluor Daniel Venture Group, Inc.	100.0000	California
III CommTech Technology Partners IV, a California Limited Partnership	1.0835	California
III Fluor Daniel Asia, Inc.	100.0000	California
IV Duke/Fluor Daniel International Services	49.9999	Nevada
V Duke/Fluor Daniel Caribbean, S.E.	0.5000	Puerto Rico
V Duke/Fluor Daniel International Services (Trinidad) Limited	100.0000	Trinidad
IV P.T. Fluor Daniel Indonesia	20.0000	Indonesia
V Fluor Aker Solutions Indonesia JV	50.0000	Indonesia
V P.T. MITRA BERSAMA ENGINEERING	99.0000	Indonesia
VI PT Singgar Mulia	25.0000	Indonesia
IV P.T. Nusantara Power Services	70.0000	Indonesia
III Soli-Flo LLC	25.0000	Delaware
IV Soli-Flo, Inc.	100.0000	California
V Soli-Flo Material Transfer, L.P.	1.0000	California
V Soli-Flo Partners, L.P.	1.0000	California
III Soli-Flo Material Transfer, L.P.	24.7500	California
III Soli-Flo Partners, L.P.	24.7500	California
III Springfield Resource Recovery, Inc.	100.0000	Mass.
IV Springfield Resource Recovery Limited Partnership	10.0000	Mass.
III Springfield Resource Recovery Limited Partnership	90.0000	Mass.
II Fluor Daniel, a Professional Architectural Corporation	100.0000	Louisiana
II Fluor Daniel, Inc. — Philippines	100.0000	Philippines
II Fluor Engineering Corporation	100.0000	Michigan
II Fluor Enterprises Group, Inc.	100.0000	Delaware
II Fluor Federal Global Projects, Inc.	100.0000	Delaware
II Fluor Federal Services, Inc.	100.0000	Washington
III Fluor-B&W Oak Ridge LLC	64.5000	Tennessee
III Fluor-BWXT Portsmouth LLC	51.0000	Ohio
III Fluor Energy Technology Services, LLC	100.0000	Delaware
III Fluor Federal, Inc.	100.0000	Washington
III Fluor Federal Petroleum Operations, LLC	100.0000	Delaware

Subsidiary Name	Percent Holding	Organized Under Laws Of
III Fluor Idaho, LLC	100.0000	Delaware
III Fluor|Westinghouse Liquid Waste Services, LLC	67.0000	Delaware
III Mid-America Conversion Services, LLC	25.0000	Delaware
III Savannah River Nuclear Solutions, LLC	48.0000	South Carolina
II Fluor Federal Services, LLC	100.0000	Delaware
II Fluor Federal Services NWS, Inc.	100.0000	Washington
II Fluor Federal Solutions, LLC	100.0000	South Carolina
III Fluor-CDM Space Services, LLC	100.0000	South Carolina
III J. Crowder Corp.	100.0000	Virginia
III KMK-DJI JV	49.0000	New Hampshire
III Pacific Defense Constructors, LLC	51.0000	Delaware
III PRI/DJI, A Reconstruction JV	49.0000	Mississippi
III Rock Island Integrated Services	51.0000	Illinois
III Secure Constructors Services LLC	49.0000	Delaware
II Fluor Fernald, Inc.	100.0000	California
III Fluor Environmental Resources Management Services, Inc.	100.0000	Delaware
II Fluor Finance U.S., Inc.	100.0000	Texas
II Fluor GmbH	100.0000	Germany
III Arbeitsgemeinschaft BAB A 8 Ausbau Augsburg — München	25.0000	Germany
II Fluor Government Group International, Inc.	100.0000	Delaware
III Canadian National Energy Alliance Ltd	20.0000	Canada
III Fluor Intercontinental Arabian Peninsula LLC	1.0000	Brazil
II Fluor Guinea, Inc.	100.0000	Texas
II Fluor Hanford, Inc.	100.0000	Washington
II Fluor/HDR Global Design Consultants, LLC	50.0000	Delaware
II Fluor Heavy Civil, LLC	100.0000	Delaware
II Fluor Industrial Services, Inc.	100.0000	Delaware
II Fluor Industrial Services Canada Inc.	100.0000	New Brunswick
III Fluor Driver Inc.	50.0000	Alberta
II Fluor Intercontinental, Inc.	100.0000	California
III Dominican Republic Combined Cycle, LLC	49.0000	Delaware
III Federal Maintenance Logistics Solutions, LLC	50.0000	Delaware
III FIID LLC	100.0000	Djibouti
III Fluor AMEC II, LLC	55.0000	Delaware
III Fluor Daniel Brasil, Ltda.	0.0003	Brazil
III Fluor Intercontinental Arabian Peninsula LLC	99.0000	Brazil
III Fluor Intercontinental Germany GmbH	100.0000	Germany
III Fluor Daniel Nigeria Limited	60.0000	Nigeria
III Fluor Government Group — Canada, Inc.	100.0000	New Brunswick
IV Canadian National Energy Alliance Ltd	20.0000	Canada
IV ATCO — Fluor Support Solutions Ltd	49.0000	Alberta
III Greenville Technical Services Inc	100.0000	Delaware
III Fluor Intercontinental Solutions, LLC	100.0000	Delaware
III FLUOR M ltd	100.0000	Macedonia
III Fluor Middle East, LLC	100.0000	Delaware
IV FluorAMEC, LLC	51.0000	Delaware
III Grupo Alvica SCS	79.9200	Venezuela
III NWKC LLC	50.0000	Delaware
II Fluor International C.V.	99.9000	Netherlands
III Fluor International Holdings B.V.	100.0000	Netherlands
IV Fluor Services B.V.	100.0000	Netherlands

Subsidiary Name	Percent Holding	Organized Under Laws Of
V Fluor Project Services B.V.	100.0000	Netherlands
V Fluor Services Mideast B.V.	100.0000	Netherlands
VI Fluor Services Kuwait B.V	100.0000	Netherlands
III Fluor Supply Chain Solutions B.V.	100.0000	Netherlands
IV Acqyre B.V.	100.0000	Netherlands
IV Fluor Supply Chain Solutions Singapore Pte. Ltd	100.0000	Singapore
IV IT Development Centre B.V.	100.0000	Netherlands
II Fluor International Limited	100.0000	England
III COOEC-Fluor Heavy Industries Co., Ltd	49.0000	China
III Fluor Projects Limited	100.0000	England
III Fluor Caspian Services Limited	100.0000	England
III Fluor Industrial Services Limited	100.0000	England
III Fluor Limited	100.0000	England
IV FDH JV	33.3333	Kuwait
IV FDH JV KNPC AZRP/ZOR	45.0000	Kuwait
IV FPMM, XXK (FPMM, LLC)	100.0000	Mongolia
V Mongolian National Facility Services (MNFS) LLC	49.0000	Mongolia
IV Seagreen Wind Energy Limited	50.0000	England
V Seagreen Alpha Wind Energy Limited	100.0000	England
V Seagreen Bravo Wind Energy Limited	100.0000	England
V Seagreen Charlie Wind Energy Limited	100.0000	England
V Seagreen Delta Wind Energy Limited	100.0000	England
V Seagreen Echo Wind Energy Limited	100.0000	England
V Seagreen Foxtrot Wind Energy Limited	100.0000	England
V Seagreen Golf Wind Energy Limited	100.0000	England
III Fluor Ocean Services Limited	100.0000	England
III Genesys Telecommunications Holdings Limited	45.0000	England
IV Genesys Telecommunications Limited	100.0000	England
III Kazakh Projects Joint Venture Limited	50.0000	England
III KDPC Limited	50.0000	England
III PFD (UK) Limited	50.0000	England
III TRS Staffing Solutions Limited	100.0000	England
II Fluor International, Inc.	100.0000	California
III Fluor Mideast Limited	100.0000	California
III Iraq Construction Ltd	100.0000	British Virgin Island
IV Iraq Water General Contracting Company L.L. C	100.0000	Iraq
II Fluor Ireland Limited	100.0000	Ireland
III TRS Staffing Solutions Limited	100.0000	Ireland
II Fluor Kazakhstan Inc.	100.0000	Texas
II Fluor-Lane, LLC	65.0000	Delaware
II Fluor-Lane 95, LLC	65.0000	Delaware
II Fluor-Lane South Carolina, LLC	50.0000	Delaware
II Fluor Maintenance Services, Inc.	100.0000	California
II Fluor Mediterranean, Inc.	100.0000	California
II Fluor Mideast Limited	100.0000	Bermuda
II Fluor NE, Inc.	100.0000	Arizona
III ADP Marshall Contractors, Inc.	100.0000	Delaware
III ADP/FD of Nevada, Inc.	100.0000	Nevada
III M&W/Marshall, a Joint Venture	50.0000	Oregon
II Fluor Nuclear Services, Inc.	100.0000	Ohio
II Integrated Solutions Services, Inc.	100.0000	California

Subsidiary Name	Percent Holding	Organized Under Laws Of
II Fluor Projects, Inc.	100.0000	Texas
II Fluor Real Estate Services, Inc.	100.0000	Delaware
II Fluor Scaffolding, Inc.	100.0000	Delaware
II Fluor Services International, Inc.	100.0000	Nevada
II Fluor Spain Holding S.L.	96.0000	Spain
III Fluor Plant Engineering, S.A.	100.0000	Spain
III Technical Resource Solutions, S.L.	100.0000	Spain
II Fluor SPN, Inc.	100.0000	Delaware
II Fluor Supply Chain Solutions LLC	100.0000	Delaware
II Fluor Transworld Services, Inc.	100.0000	California
III Fluor International C.V.	0.1000	Netherlands
IV Fluor International Holdings B.V.	100.0000	Netherlands
V Fluor Services B.V.	100.0000	Netherlands
VI Fluor Project Services B.V.	100.0000	Netherlands
VI Fluor Services Mideast B.V.	100.0000	Netherlands
VII Fluor Services Kuwait B.V.	100.0000	Netherlands
IV Fluor Supply Chain Solutions B.V.	100.0000	Netherlands
V Acqyre B.V.	100.0000	Netherlands
V Fluor Supply Chain Solutions Singapore Pte. Ltd	100.0000	Singapore
V IT Development Centre B.V.	100.0000	Netherlands
II Fluor/Technip Integrated JV	50.0000	Texas
II Fluor Technologies Corporation	100.0000	Delaware
II Fluor Texas, Inc.	100.0000	Texas
III KazakhNefteGasServis LLP	50.0000	Kazakhstan
II Fluor US Services, Inc.	100.0000	Delaware
II Fluor Virginia, Inc.	100.0000	Delaware
II Fluor West Africa, Inc.	100.0000	Delaware
II Fluor WorleyParsons Arctic Solutions	50.0000	Alaska
II FM Operating Services, LLC	50.0000	Delaware
II FMC Holding Company LLC	100.0000	Delaware
III Fluor Management Company L.P.	20.5277	Delaware
II Fru-Con/Fluor Daniel Joint Venture	50.0000	Missouri
II GLX Constructors, an unincorporated joint venture	25.0000	Massachusetts
II Goar, Allison & Associates, LLC	100.0000	Texas
II Indo-Mauritian Affiliates Limited	100.0000	Mauritius
III Fluor Daniel India Private Limited	20.0000	India
II Infrastructure Civil Equipment, LLC	100.0000	Delaware
II JGC/FEI Joint Venture	50.0000	Texas
II JGC/Fluor JV	50.0000	Texas
II Lone Star Infrastructure, LLC	45.0000	Delaware
II Lone Star Infrastructure, Joint Venture	45.0000	Texas
II Louisiana Operations and Maintenance Services LLC	100.0000	Louisiana
II Middle East Fluor	100.0000	California
II NuScale Holdings Corp.	76.1875	Oregon
II NuScale Power, LLC	97.7978	Oregon
II Oregon Bridge Delivery Partners Joint Venture	50.0000	Oregon
II Pegasus Link Constructors	55.0000	Texas
II Pegasus Link Constructors, LLC	55.0000	Delaware
II Phoenix Constructor, Joint Venture	32.5000	New York
II Plant Engineering Services LLC	100.0000	Delaware
II Plant Performance Services International, Ltd.	100.0000	Bermuda

Subsidiary Name	Percent Holding	Organized Under Laws Of
III Fluor International Nigeria Limited	60.0000	Nigeria
II Plant Performance Services International LLC	100.0000	Delaware
III Plant Performance Services Caribbean Limited	100.0000	Trinidad & Tobago
II Prairie Link Constructors JV	60.0000	Texas
II Prairie Link Constructors, LLC	55.0000	Delaware
II Provo River Constructors	42.5000	Utah
II Purple Line Transit Constructors, LLC	50.0000	Delaware
II Purple Line Transit Operators, LLC	50.0000	Delaware
II Purple Line Transit Partners LLC	15.0000	Delaware
II Sacyr Fluor, S.A.	50.0000	Spain
III Sacyr Fluor Bolivia, S.R.L.	98.8000	Bolivia
III Sacyr Fluor Colombia S.A.S	100.0000	Colombia
III Sacyr Fluor Participaciones, S.L.	100.0000	Spain
IV Sacyr Fluor Bolivia, S.R.L	0.2000	Bolivia
IV Industrial Services SF Peru, S.A.C.	0.0001	Peru
III Industrial Services SF Peru, S.A.C	99.9999	Peru
II Saddleback Constructors	27.0000	Delaware
II Servicios Minería, Inc.	100.0000	Delaware
II Soli-Flo LLC	25.0000	Delaware
III Soli-Flo, Inc.	100.0000	California
IV Soli-Flo Material Transfer, L.P.	1.0000	California
IV Soli-Flo Partners, L.P.	1.0000	California
II Soli-Flo Material Transfer, L.P.	24.7500	California
II Soli-Flo Partners, L.P.	24.7500	California
II Strategic Organizational Systems Enterprises, Inc.	100.0000	California
III Strategic Organizational Systems Environmental Engineering Division, Inc.	100.0000	Texas
II Support Services International, LLC	100.0000	South Carolina
II Tappan Zee Constructors, LLC	30.0000	Delaware
II TDF Inc.	100.0000	California
III Fluor Daniel Engineers SA (PTY) Limited	100.0000	Liechtenstein
IV Trans-Africa Projects Ltd.	50.0000	Mauritius
IV Trans-Africa Projects (Pty) Ltd.	50.0000	R. South Africa
III Fluor S.A. (Pty) Limited	100.0000	Liechtenstein
IV Fluor-Igoda Projects (Proprietary) Limited	70.0000	South Africa
IV Fluor Global Plant Services (Proprietary) Ltd.	100.0000	R. South Africa
IV Fluor South Africa (Pty) Limited	90.0000	R. South Africa
VI FLAG Joint Venture	46.8000	South Africa
VI TRS Staffing Solutions (Pty) Ltd	100.0000	South Africa
IV TRS Staffing Solutions SA (Pty) Ltd.	100.0000	B. Virgin Isles
II Trans Florida Express, LLC	100.0000	Delaware
II Venezco, Inc.	100.0000	California
II Williams Brothers Engineering Company	100.0000	Delaware
III Fluor Argentina, Inc.	100.0000	Delaware
IV Fluor Argentina Inc Sucursal Argentina — TECHINT Compañia Tècnica Internacional S.A.C.I. — Unión	50.0000	Argentina
III TRS Labour Hire Solutions Pty Ltd	100.0000	Australia
III Williams Brothers Engineering Limited	100.0000	England
III Williams Brothers Process Services, Inc.	100.0000	Delaware
II WODECO Nigeria Limited	60.0000	Nigeria

Subsidiary Name	Percent Holding	Organized Under Laws Of
I Fluor Holding Company LLC	100.0000	Delaware
II Compania Minera San Jose Del Peru S.A.	99.0000	Peru
II Fluor Management Company L.P.	33.4047	Delaware
II Mineral Resource Development Corporation	100.0000	Delaware
III Compania Minera San Jose Del Peru S.A.	1.0000	Peru
III St. Joe Participacoes Ltda	0.0125	Brazil
II St. Joe Participacoes Ltda	99.9875	Brazil
I TRS Staffing Solutions, Inc.	100.0000	South Carolina
II TRS Staffing Solutions, S. de R.L. de C.V.	99.8000	Mexico
II TRS Craft Services, Inc.	100.0000	Delaware
II TRS Far East Sdn Bhd	100.0000	Malaysia
III TRS Staffing Solutions Malaysia Sdn Bhd	51.0000	Malaysia
II TRS International Group, S. de. R.L. de C.V.	99.0460	Mexico
II TRS International Payroll Co.	100.0000	Texas
III TRS Staffing Solutions India Private Limited	0.1000	India
II TRS SA Holdings Company (Pty) Ltd.	100.0000	South Africa
III TRS Search and Selection (Pty) Ltd	100.0000	South Africa
II TRS Staffing Solutions India Private Limited	99.9000	India
II TRS Staffing Solutions Malaysia Sdn Bhd	49.0000	Malaysia
II TRS Staffing Solutions Mozambique, Limitada	1.0000	Mozambique
II TRS Staffing Solutions (Pty) Ltd	100.0000	Botswana

(1)
Does not include certain subsidiaries which if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary

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  Exhibit 21.1
FLUOR CORPORATION SUBSIDIARIES (1)